- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              MORGAN'S FOODS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                              MORGAN'S FOODS, INC.
                                   Suite 330
                            25201 Chagrin Boulevard
                             Beachwood, Ohio 44122

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 23, 1995

                               ------------------

TO THE SHAREHOLDERS:

     You are hereby notified that the Annual Meeting of Shareholders of Morgan's Foods, Inc., an Ohio corporation (the "Company"), will be held at 25101 Chagrin Boulevard, Amphitheatre, Lower Level, Beachwood, Ohio, on Friday, June 23, 1995, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

          1. To elect the Board of Directors of the Company.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 18, 1995 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                     KENNETH L. HIGNETT
                                                         Secretary

May 26, 1995

- --------------------------------------------------------------------------------

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.

                              MORGAN'S FOODS, INC.

                         25201 Chagrin Blvd., Suite 330
                             Beachwood, Ohio 44122

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Morgan's Foods, Inc., an Ohio corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 25101 Chagrin Boulevard, Amphitheatre, Lower Level, Beachwood, Ohio, on Friday, June 23, 1995 at 10:00 a.m., Eastern Daylight Time, and at any adjournment thereof.

     This proxy statement and accompanying notice and form of proxy are being mailed to shareholders on or about May 26, 1995. A copy of the Company's Annual Report to Shareholders, including financial statements, for the fiscal year ended February 26, 1995 (the "1995 fiscal year") is enclosed with this proxy statement.

     The presence of any shareholder at the Meeting will not operate to revoke his proxy. Any proxy may be revoked, at any time before it is exercised, in open meeting, or by notice to the Company in writing, or by filing a duly executed proxy bearing a later date.

     If the enclosed proxy is executed and returned to the Company, the persons named in it will vote the shares represented by it at the Meeting. The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees.

     Where a choice has been specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted at the Meeting FOR the election as directors of the nominees set forth herein under "Election of Directors".

     Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against election of any nominee.

     The close of business on May 18, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of May 8, 1995, the Company's outstanding voting securities consisted of 17,816,340 Common Shares, without par value, each of which is entitled to one vote on all matters to be presented to the shareholders at the Meeting.

                             ELECTION OF DIRECTORS

     At the Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the seven nominees for directors named in this proxy statement and the enclosed proxy. These nominees will, if elected, serve as directors of the Company until the next annual meeting of the shareholders and until their successors are elected and shall qualify. All of the nominees are currently members of the Board of Directors and have consented to be nominated and to serve if elected. If, for any reason, any one or more nominees becomes unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors.

     If notice in writing is given by any shareholder to the President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the President or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as he sees fit.

     If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented by proxies given to them in such fashion so as to elect as many of the nominees as possible.

     The table below sets forth, as of May 8, 1995, certain information about each of the nominees for directors.

                                                                                      DIRECTOR
                                                                                      OF THE
                                                 PRINCIPAL OCCUPATION                 COMPANY
          NAME               AGE                FOR THE PAST FIVE YEARS                SINCE
- -------------------------    ---     ---------------------------------------------    -------
Richard A. Arons             57      Attorney                                           1985
Lawrence S. Dolin            51      President of Joy Entertainment, Inc. (con-         1981
                                     sultant in entertainment industry) (July 1993
                                     to present); Chairman of the Board and Chief
                                     Executive Officer of Helian Health Group,
                                     Inc. (operator of surgery and medical
                                     centers) (April 1995 to present); President
                                     of The Front Row Theatre, Inc. (entertainment
                                     facility) (July 1974 to December 1994)
James J. Liguori             46      President and Chief Operating Officer of the       1984
                                     Company (July 1988 to present); Executive
                                     Vice President of the Company (August 1987 to
                                     July 1988); Vice President of the Company
                                     (June 1979 to August 1987)
Steven S. Kaufman            45      Co-CEO and a founding shareholder, Kaufman &       1989
                                     Cumberland Co. L.P.A. (law firm)
Leonard R. Stein-Sapir       56      Chairman of the Board and Chief Executive          1981
                                     Officer of the Company (April 1989 to
                                     present); Consultant to TRW, Inc. (informa-
                                     tion services division) (January 1988 to
                                     December 1988); Chairman of the Board of
                                     Record Data TRW, Inc. (information services
                                     company) January 1985 to December 1987)
Bernard Lerner               68      President of Automated Packaging Systems,          1989
                                     Inc. (manufacturer of packaging materials and
                                     machinery)

                                                                                      DIRECTOR
                                                                                      OF THE
                                                 PRINCIPAL OCCUPATION                 COMPANY
          NAME               AGE                FOR THE PAST FIVE YEARS                SINCE
- -------------------------    ---     ---------------------------------------------    -------
Kenneth L. Hignett           48      Senior Vice President, Chief Financial Of-         1993
                                     ficer and Secretary of the Company (March
                                     1992 to present); Vice President, Secretary
                                     and Treasurer of the Company (January 1991 to
                                     March 1992); Vice President and Treasurer of
                                     the Company (June 1989 to January 1991); and
                                     Vice President,
                                     Controller of TRW Real Estate Loan Services
                                     (1984 to June 1989)

     The Company has an Executive Committee, an Audit Committee, and a Stock Option Plan Committee, the members of each of which are appointed by the Board of Directors. The Company does not have a nominating committee.

     The Executive Committee consists of James J. Liguori, Lawrence S. Dolin, Richard A. Arons and Leonard R. Stein-Sapir. This committee has the authority, between meetings of the Board of Directors, to exercise substantially all of the powers of the Board in the management of the business of the Company.

     The Audit Committee consists of Lawrence S. Dolin, Steven S. Kaufman and Bernard Lerner. This committee considers and recommends to the Board of Directors the appointment of independent accountants for the Company. It reviews with such accountants the arrangements for and the scope of the audit to be conducted by them. It also reviews the results of audits and various other financial and accounting matters affecting the Company.

     The members of the Stock Option Plan Committee are Bernard Lerner, Steven
S. Kaufman, and Lawrence S. Dolin. This committee administers the Company's stock option plans.

     The Board of Directors met four times, the Audit Committee once and the Executive and Stock Option Plan Committees did not meet, during the 1995 fiscal year. Each director currently serving on the Board attended 75% or more of the meetings held during such year by the Board and the committee(s) on which he served.

     Lawrence S. Dolin is a member of the Board of Directors of Helian Health Group, Inc. (operation of surgery and medical centers) and Continuum Group (recording and publishing).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information with respect to all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Shares as of May 8, 1995.

         NAME AND ADDRESS                                   PERCENT OF
        OF BENEFICIAL OWNER            NUMBER OF SHARES       CLASS
- -----------------------------------    ----------------     ----------
Leonard R. Stein-Sapir (1)
25201 Chagrin Blvd., Suite 330
Beachwood, Ohio 44122                       3,105,350          17.0%
Richard A. Arons
25201 Chagrin Blvd., Suite 330
Beachwood, Ohio 44122                       2,525,000          14.2%
Cramer Rosenthal McGlynn, Inc.
707 Westchester Avenue
White Plains, NY 10604                      1,415,000           7.9%

- ---------------

(1) Includes 500,000 shares subject to exercisable options and 350 shares owned by Mr. Stein-Sapir's children. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his children.

(2) According to a report on Schedule 13G dated February 24, 1995, filed with the Securities and Exchange Commission, Cramer Rosenthal McGlynn, Inc., an investment advisory firm ("CRM"), beneficially owned 1,415,000 or 7.9% of the outstanding Common Shares as of such date. CRM disclosed in such
    Schedule 13G that it shares the power to dispose of and vote such shares.

     SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth information as of May 8, 1995, with respect to Common Shares beneficially owned by all directors and nominees for election as directors of the Company and by all officers and directors of the Company as a group. Each person owns beneficially and of record the shares indicated and has sole voting and investment power with respect thereto, except as otherwise set forth in the footnotes to the table.

                                                              PERCENT OF
                NAME                     NUMBER OF SHARES       CLASS
- -------------------------------------    ----------------     ----------
Richard A. Arons.....................        2,525,000           14.2%
Lawrence S. Dolin (1)................          789,005            4.4
James J. Liguori (2).................          698,729            3.5
Steven S. Kaufman (3)................           27,370              *
Leonard R. Stein-Sapir (4)...........        3,105,350           17.0
Bernard Lerner.......................          218,000            1.2
Kenneth L. Hignett (5)...............           71,000              *
All officers and directors as a group
  (10 persons) (6)...................        7,433,542           39.3%

- ---------------

   * Less than one percent of the outstanding Common Shares of the Company.
 (1) Includes 398,000 shares owned by partnerships of which Mr. Dolin is a general partner,
     3,750 shares owned by Mr. Dolin's wife and 12,255 shares owned by Mr. Dolin's children.
     Mr. Dolin disclaims any beneficial interest in the shares owned by his wife and children.
 (2) Includes 500,000 shares subject to exercisable options and 1,500 shares owned by Mr.
     Liguori's children and 500 shares owned by his wife. Mr. Liguori disclaims any beneficial interest in the shares owned by his wife and children.
 (3) Includes 6,045 shares owned by Mr. Kaufman's wife, as to which he disclaims any beneficial interest.
 (4) Includes 500,000 shares subject to exercisable options and 350 shares owned by Mr.
     Stein-Sapir's children. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his children.
 (5) Includes 54,000 shares subject to exercisable options.
 (6) Includes 1,101,000 shares subject to exercisable options.

                             EXECUTIVE COMPENSATION

                REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION

     Introduction. The disclosure rules of the Securities and Exchange Commission require the Company to provide certain information concerning the compensation of the Chief Executive Officer and the other executive officers of the Company. The Company does not have a Compensation Committee of the Board of Directors. Decisions on the compensation of the

Company's Chief Executive Officer are made by the Board and salaries of other executive officers are set in relation to the Chief Executive Officer.

     Structure. Compensation of the Company's executive officers consists primarily of salary and stock option grants. The Company also provides a matching contribution to deferred compensation under a recently adopted 401(k) Plan described in a separate section of this proxy statement. Stock options have been used by the Company to reward executives for actions which increase shareholder value. The granting of stock options also aids in the retention of high quality executives by providing long term incentives. The Company has no bonus plan for executives nor does it provide retirement benefits. The Company believes that the Company's compensation policy is fair to the Company's employees and shareholders and that its total compensation package is competitive within the restaurant industry.

     Base Salary. In the past, the Company has relied primarily on informal surveys of compensation levels to gauge the reasonableness of the compensation of Leonard Stein-Sapir, the Company's Chief Executive Officer. Compensation of other executives is set in relation to the Chief Executive based on each other executive's level of responsibility and experience and the particular challenges facing the executive during the coming year. During fiscal 1993, the Company engaged a compensation consultant to compile comparative data on chief executive officer compensation at similar size companies and recommend a range of base salary for the Chief Executive Officer for fiscal 1994. The Board of Directors has not considered it necessary to utilize a compensation consultant since fiscal 1993. Due to the Company's significant dependence on the efforts of the Chief Executive Officer, his services are subject to a three year employment agreement covering the fiscal years 1994 - 1996 and providing for a base salary of $250,000 for the 1995 fiscal year. Under the terms of the agreement, the Chief Executive Officer's compensation may be reviewed annually and Mr. Stein-Sapir is eligible to participate in any bonus plan offered to other executive officers of the Company.

     All executive officer salaries are reviewed on an annual basis. In deciding on changes in the annual base salary of the Chief Executive Officer the Board considers several performance factors. Among these are operating profit and administrative efficiency. The Board also evaluates the Chief Executive Officer's performance in the area of finding and evaluating new business opportunities to establish the most productive strategic direction for the Company. Salary changes for other executives are based primarily on their performance in supporting the strategic initiatives of the Chief Executive Officer, meeting individual goals and objectives, and improving the operating efficiency of the Company. Also, where applicable, changes in the duties and responsibilities of each other executive officer may be considered in deciding on changes in annual salary. Based on a recommendation of the Chief Executive Officer, fiscal 1995 salary evaluations for all officers were deferred indefinitely. Late in fiscal 1995 the Chief Executive Officer recommended a voluntary 10% salary reduction for himself and the Chief Operating Officer. These reductions were implemented near the end of the fiscal third quarter and no other salary adjustments were made for officers during fiscal 1995. The salaries, as adjusted, for the Chief Executive Officer and the Chief Operating Officer continue in effect into fiscal 1996.

     Stock Options. Stock options have been administered by the Stock Option Committee of the Board of Directors. The Incentive Stock Option Plan expired during fiscal 1995 and the Board of Directors determined not to implement a new plan at this time. Options granted under the Incentive Plan remain outstanding until their individual expiration dates.

     In determining the amount of option grants previously awarded to executives, the Stock Option Committee considered several factors, including the level of responsibility of the executive, the perceived ability of the executive to influence shareholder value and the particular challenges and risks facing that executive over the foreseeable future. No stock option grants were made during fiscal 1995 to the executive officers listed in the Summary Compensation Table.

                             THE BOARD OF DIRECTORS

Richard A. Arons          Leonard R. Stein-Sapir
Lawrence S. Dolin         Bernard Lerner
James J. Liguori          Kenneth L. Hignett
Steven S. Kaufman

                           SUMMARY COMPENSATION TABLE

     The following table sets forth for each of the Company's last three fiscal years the compensation earned by or awarded or paid to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers earning more than $100,000 during one or more of such years.

          NAME AND              FISCAL                     ALL OTHER
     PRINCIPAL POSITION          YEAR       SALARY      COMPENSATION(1)
- ----------------------------    ------     --------     ---------------
Leonard R. Stein-Sapir,          1995      $239,432         $ 3,845
  Chairman of the Board          1994       248,646           2,738
  and Chief Executive            1993       225,772           1,812
  Officer
James J. Liguori                 1995      $169,038         $ 2,432
  President and Chief            1994       175,541           1,779
  Operating Officer              1993       159,896             936
Kenneth L. Hignett               1995      $102,502         $ 2,312
  Senior Vice President,         1994       101,941           1,629
  Chief Financial Officer        1993        93,958           1,098
  and Secretary

- ---------------

(1) Represents the value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executives and the matching contribution made by the Company to the 401(k) Plan.

                      OPTION EXERCISES IN FISCAL 1995 AND
                         FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information about the number of options exercised during the 1995 fiscal year and the number and value of unexercised incentive and nonqualified stock options held as of February 26, 1995 by each executive named in the Summary Compensation Table.

                                                                                VALUE OF
                                                                               UNEXERCISED
                                                                                IN-THE-
                                                              NUMBER OF          MONEY
                                                             UNEXERCISED       OPTIONS AS
                                                            OPTIONS AS OF          OF
                                                             FEBRUARY 26,       FEBRUARY
                              SHARES                             1995           26, 1995
                           ACQUIRED ON        VALUE          EXERCISABLE/      EXERCISABLE/
         NAME              EXERCISE(#)     REALIZED($)      UNEXERCISABLE      UNEXERCISABLE
- -----------------------    ------------    ------------    ----------------    ----------
Leonard R. Stein-Sapir          --              --         500,000/0           $33,750/0
James J. Liguori                --              --         500,000/0           $81,250/0
Kenneth L. Hignett              --              --         54,000/21,000       $0/0

  RETIREMENT AND SAVINGS PLAN -- 401(K)

     On October 1, 1993 the Company adopted a Retirement and Savings Plan under IRS Code Section 401(k) ("the 401(k) Plan"). The 401(k) Plan allows eligible employees to defer a portion of their compensation before Federal Income Tax to a qualified trust. All employees who are at least 21 years of age, have one year of service with the Company and have worked at least 1,000 hours in the past year are eligible to participate in the 401(k) Plan. The participants may choose from five investment options including common stock of the Company for the investment of their deferred compensation. In addition, the Company matches 15% of each participant's salary deferral, for the first 6% of their salary, with common stock of the Company. For the fiscal year ended February 26, 1995 the Company contributed $21,018 to the 401(k) Plan and paid or accrued $14,503 in administrative fees.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board of Directors performs the functions of a compensation committee. The Company's Board includes three members who are executive officers of the Company: James J. Liguori, Kenneth L. Hignett and Leonard R. Stein-Sapir. During the fiscal year ended February 26, 1995, Mr. Liguori was President and Chief Operating Officer of the Company, positions he has held since July 1988. From August 1987 to July 1988, he was Executive Vice President of the Company, and from June 1978 to August 1987 he was Vice President of the Company. During the fiscal year ended February 26, 1995, Mr. Hignett was Senior Vice President, Chief Financial Officer and Secretary of the Company, positions which he has held since March 1992. From January 1991 to March 1992, he was Vice President, Secretary and Treasurer of the Company, and from June 1989 to January 1991 he was Vice President and Treasurer of the Company. During the fiscal year ended February 26, 1995, Mr. Stein-Sapir was Chairman of the Board and Chief Executive Officer of the Company, positions he has held since April 1989.

  DIRECTOR COMPENSATION

     Annual Fee. Messrs. Arons, Dolin, Kaufman and Lerner each received $12,000 for serving on the Board of Directors during the fiscal year ended February 26, 1995. Directors who are also Officers of the Company do not receive additional compensation as Directors. No additional compensation is paid to Directors for serving on Committees of the Board.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's Common Shares, assuming a $100 investment as of February 27, 1990, and based on the market prices at the end of each fiscal year, with the cumulative total return of the Standard & Poor's Midcap 400 Stock Index and a peer group index composed of seven restaurant companies that have a market capitalization comparable to that of the Company.

      Measurement Period           Morgan's       S&P Midcap      Restaurant
    (Fiscal Year Covered)            Foods            400            Index
1990                                       100             100             100
1991                                        90             118             106
1992                                        80             155             136
1993                                       170             170             140
1994                                       180             192             155
1995                                       115             195             178

     The companies in the restaurant peer group index are Consolidated Products, Inc., Ground Round Restaurant, JB's Restaurants, Inc., Daka International Inc., Uno Restaurant Corp., Vie De France Corp., and Wall Street Deli, Inc. The index is weighted based on market capitalization. The companies included in the peer group were approved by the Board of Directors.

                       SELECTION OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP serves as the Company's independent auditors. The Board of Directors of the Company has not selected independent auditors for the Company and its subsidiaries for the fiscal year ending March 3, 1996. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting with the opportunity to make a statement and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for inclusion in the proxy statement and form of proxy relating to the 1996 Annual Meeting of Shareholders is advised that the proposal must be received by the Company at its principal executive offices not later than February 2, 1996. The Company is not required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those shown in this document. Should any other matters be properly presented for action at the Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            KENNETH L. HIGNETT
                                                 Secretary
Beachwood, Ohio
May 26, 1995

            P R O X Y                                                  P R O X Y
                                    MORGAN'S FOODS, INC.

                The undersigned hereby appoints Lawrence S. Dolin, Leonard R.
            Stein-Sapir and James J. Liguori, and each of them, attorneys and proxies of the undersigned with full power of substitution to attend the Annual Meeting of Shareholders of Morgan's Foods, Inc. (the "Company") at 25101 Chagrin Boulevard, Amphitheatre, Lower Level, Beachwood, Ohio, on Friday, June 23, 1995 at 10:00 a.m., Eastern Daylight Time, or any adjournment thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote and with all the power the undersigned would possess, if personally present, as follows:

                    1. / / FOR, or / / WITHHOLD AUTHORITY to vote for the
                following nominees for election as directors: Leonard R. Stein-Sapir, Richard A. Arons, Lawrence S. Dolin, James J. Liguori, Steven S. Kaufman, Bernard Lerner and Kenneth L. Hignett.

                (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

                ----------------------------------------------------------------

                    2. On such other business as may properly come before the
                meeting or any adjournment thereof.

                                (continued, and to be signed, on the other side)



            (Continued from other side)

                THE PROXIES WILL VOTE AS SPECIFIED ABOVE OR IF A CHOICE IS NOT
            SPECIFIED THEY WILL VOTE FOR THE NOMINEES LISTED IN ITEM 1.

                                                     Receipt of Notice of Annual
                                                     Meeting of Shareholders and
                                                     Proxy Statement dated May
                                                     26, 1995, is hereby
                                                     acknowledged.

                                                     Dated................, 1995

                                                     ...........................

                                                     ...........................

                                                     ...........................
                                                            Signature(s)

                                                     (Please sign exactly as
                                                     your name or names appear
                                                     hereon, indicating, where
                                                     proper, official position
                                                     or representative
                                                     capacity.)

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

                                   Proxy Card